COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2021
COMMITMENTS AND CONTINGENT LIABILITIES
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 12:-   COMMITMENTS AND CONTINGENT LIABILITIES

a.	Purchases commitments:

1.The Group is obligated under certain agreements with its suppliers to purchase specified items of excess inventory which are expected to be utilized in 2022. As of December 31, 2021, non-cancelable purchase obligations were approximately $28,669.

2.In addition, the Group is obligated under certain agreements with its suppliers to purchase software as a service (SaaS) subscription services.

b.	Royalty commitment to the IIA:

Under the research and development agreements of the Company and its Israeli subsidiaries with the IIA and pursuant to applicable laws, the Company and its Israeli subsidiaries were required to pay royalties at the rate of 1.3%-5% on sales to end customers of products developed with funds provided by the IIA, up to an amount equal to 100% of the IIA research and development grants received, linked to the dollar plus interest on the unpaid amount received based on the 12-month LIBOR rate (from the year the grant was approved) applicable to dollar deposits. The Company and its Israeli subsidiaries were obligated to repay the IIA for the grants received only to the extent that there are sales of the funded products.

In November 2019, the Company and its former Israeli subsidiary, AudioCodes Development Ltd. (which was merged into the Company effective January 1, 2020), entered into a royalty buyout agreement (the “Royalty Buyout Agreement”) with the IIA relating to certain grants they had received from the IIA. The contingent net royalty liability to the IIA at the time of the Royalty Buyout Agreement with respect to these grants was $49,008 (the “Debt”), including interest to the date of the Royalty Buyout Agreement. As part of the Royalty Buyout Agreement, the Company agreed to pay $32,178 to the IIA (to settle the Debt in full) in three annual installments starting in November 2019. The annual installments were denominated in NIS and bore interest. Pursuant to the Royalty Buyout Agreement, the Company eliminated all royalty obligations related to its future revenues with respect to these grants.

In December 2021, December 2020 and November 2019, the Company paid the three installments of approximately $12,225, $11,580 and $10,700 million, respectively, due under the Royalty Buyout Agreement.

As of December 31, 2021, and 2020, the Company’s other Israeli subsidiaries have a contingent obligation to pay royalties to the IIA in the amount of approximately $19,137 and $18,136, respectively.

c.	Royalty commitments to third parties:

The Group has entered into technology licensing fee agreements with third parties. Under the agreements, the Group agreed to pay the third parties royalties, based on sales of relevant products.

d.	Legal proceedings:

In October 2021, the Company was sued in the Labor Tribunal for declaratory relief by the Industrialists Association. The proceedings were settled by agreement and sealed by the court on January 7, 2022. As part of the arrangement, the Company paid an insignificant amount.